Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Generation Wave Growth Fund
A series of USA MUTUALS

Supplement dated June 19, 2013
to the
Prospectus dated July 29, 2012

On May 29, 2013, the Board of Trustees of USA MUTUALS (the “Trust”) approved changes to the investment objective and principal investment strategies of the Generation Wave Growth Fund (the “Fund”).  The Fund currently has an investment objective of capital appreciation over the long term while at times providing a low level of current income.  To best achieve its investment objective, the Fund invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium or large capitalization companies, both domestic and foreign, in different market sectors.  At any given time, the companies in which the Fund currently invests may fall anywhere on the spectrum of industries and sectors currently available focusing on the demographic, economic and lifestyle trends of any one or all of the Baby Boomer (persons born between 1946 and 1964), Generation X (persons born between 1965 and 1980), and Generation Y (persons born between 1980 and the late 1990s) populations.

Effective July 29, 2013, the Fund’s investment objective will change to be capital appreciation over the long term with low volatility and low correlation to the equity markets.  To achieve this objective, the Fund will invest in multiple “alternative” investment strategies.  The strategies employed in the Fund will include Long/Short Equity Strategy, Relative Value-Long/Short Debt Strategy, Equity Option Strategy, Tactical Allocation Strategy (which will involve using market trend indicators to determine whether the Fund should take aggressive, neutral or defensive market positions), and a Real Assets/Commodity Strategy (which will incorporate investments such as real estate, commodities and currencies).  The Fund may implement these strategies through direct investments in equity, fixed income and options securities, futures contracts, swaps, real estate investment trusts, master limited partnerships, exchange-traded notes, exchange-traded funds or other investment companies, and may engage in long purchases, short sales and use of various derivative instruments.

Effective July 29, 2013, the discussion of the Fund’s investment objective and principal investment strategies in the Summary Section of the prospectus will read as set forth below.  More comprehensive disclosure regarding the Fund’s principal investment strategies and principal risks will be included in the Fund’s prospectus.  The proposed investment objective principal investment strategies are subject to review by the Securities and Exchange Commission (the “SEC”) and any material changes made to this disclosure by the Trust in response to SEC comments will be subsequently communicated to Fund shareholders.

Investment Objective
The investment objective of the Fund is capital appreciation over the long term with low volatility and low correlation to the equity markets.

Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Principal Investment Strategies
The Fund, a non-diversified investment company, pursues its investment objective by investing in multiple “alternative” investment strategies.  The strategies employed in the Fund include Long/Short Equity Strategy, Relative Value-Long/Short Debt Strategy, Equity Option Strategy, Tactical Allocation Strategy (which involves using market trend indicators to determine whether the Fund should take aggressive, neutral or defensive market positions), and Real Assets/Commodity Strategy such as real estate, commodities and currencies.  The Fund may implement these strategies through direct investments in equity, fixed income and options securities, futures contracts, swaps, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) or other investment companies.  The Fund may engage in long purchases, short sales and various options strategies.

The equity securities that the Fund invests in directly or through other investment companies may include small, medium or large capitalization companies, both domestic and foreign, in different market sectors.  The fixed income securities that the Fund invests in directly or through other investment companies may include any maturity or credit quality, both domestic and foreign.  In addition, the Fund may borrow money, a practice known as “leveraging,” to meet redemptions, for other emergency purposes or to increase its portfolio holdings.

For cash management and defensive investment purposes, the Fund may, at times, hold a majority of its net assets in cash or similar short-term, high-quality debt securities.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bank deposits, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Please retain this Supplement with your Prospectus for reference.